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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           Van Kampen Emerging Growth Fund
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                           URGENT, PLEASE VOTE TODAY

October 25, 1999

Dear Shareholder:

We recently sent you proxy voting material relating to the Van Kampen Emerging Growth Fund's shareholder meeting. To date, we have no record of receiving your vote on these very important matters of your Fund.

The original shareholder meeting was held on September 22, 1999 and was adjourned to October 14, 1999 for additional solicitation on certain proposals. The meeting has been further adjourned to November 12, 1999 to allow additional solicitation on proposal number 3.

The remaining proposal seeks shareholder's approval to change the Fund's fundamental investment policy on investing in small-and medium-sized companies with a non-fundamental investment policy. This is the only proposal still requiring shareholder action. The proposals to elect trustees and ratify the selection of accountants were approved by shareholders and the Board of Trustees has withdrawn proposals pertaining to the approval of a new investment advisory agreement and amendment of certain fundamental investment restrictions. We would like to provide you with additional information regarding this remaining proposal and request that you give careful attention to this matter.

The Fund's portfolio management team invests in securities based primarily on their assessment of the companies' rising earnings expectations and rising valuations. Today the valuation of many of these companies has grown significantly; to a point where many companies in the early stages of their life cycles and with attractive growth potential are outside of the capitalization limits of the Funds fundamental investment policy.

Approval of this proposal would allow the Fund's portfolio management team to maintain its disciplined investment approach without being limited by the market capitalization of such companies. The Fund's Board of Trustee has unanimously recommended that the shareholders approve this proposal by voting FOR.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE!

Please take a moment to cast your vote by marking the enclosed proxy card or cast your vote via the Internet or by telephone. The appropriate Internet address or telephone number along with the Control Number required for Internet or telephone voting is printed on your proxy card.

If you have questions, please call us at 1-800-341-2911. We appreciate your time and careful consideration of this matter.

Sincerely,


Van Kampen Emerging Growth Fund



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                VAN KAMPEN                                                           VOTE TODAY BY MAIL,
            EMERGING GROWTH FUND                                              TOUCH-TONE PHONE OR THE INTERNET
               THIRD NOTICE                                                     CALL TOLL-FREE 1-888-221-0897
                                                                                OR LOG ON TO WWW.PROXYWEB.COM
                                                                       See the enclosed insert for further instructions
                                                                                on voting by phone or Internet.

                                                         -Please fold and detach ballot at perforation. Return portion below only.-

VAN KAMPEN EMERGING GROWTH FUND                                                                     SPECIAL MEETING OF SHAREHOLDERS
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Shares of VAN KAMPEN EMERGING GROWTH FUND (The "Fund") hereby appoints Dennis J. McDonnell and A. Thomas
Smith, III and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60101-5555,
on November 12, 1999 at 3:30 p.m., and any and all adjournments thereof (the "Meeting"), and thereof to vote all Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the previously provided Notice of Meeting and Proxy Statement for the Meeting which was held on September 22, 1999.

                                                                           Date:                                               1999
                                                                                -----------------------------------------------

                                                                                         PLEASE SIGN IN BOX BELOW

                                                                           Please sign this Proxy exactly as your name or names
                                                                           appear on the books of the Fund. When signing as
                                                                           attorney, trustee, executor, administrator, custodian,
                                                                           guardian or corporate officer, please give full title. If
                                                                           shares are held jointly, each holder should sign.

                                                                           [                                                       ]
                                                                           Signature(s) Title(s) if applicable
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                                NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.

                                        Please vote by filling in the appropriate box below.

                               -Please fold and detach at perforation. Return bottom portion only.-



                                                                                         FOR       AGAINST      ABSTAIN

           3. The proposal to approve replacing the Fund's fundamental investment        [ ]        [ ]           [ ]
              policy regarding investment in small-and medium-sized companies with a non-fundamental investment policy.


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